ibbotson ETF| allocation series

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

SUPPLEMENT DATED SEPTEMBER 23, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2010

The following information amends the information found in the Independent and Interested Trustees tables on page 15-17.

At a Special Meeting of Shareholders (the “Meeting”) of the Financial Investors Variable Insurance Trust (the “Trust”) held on September 8, 2010, Jeremy W. Deems was elected to serve as a Trustee of the Trust, effective immediately.  Upon the election of Mr. Deems at the Meeting, John J. Linnehan resigned from his position as a Trustee of the Trust, as a member of each committee of the Trust on which he served, and as Chairperson of the Audit Committee.  At a meeting of the Board of Trustees of the Trust held on September 14, 2010, Mr. Deems was appointed to serve as a member of the Nominating and Corporate Governance Committee and the Audit Committee, and to serve as Chairperson of the Audit Committee.

The biographical information concerning the Independent and Interested Trustees is hereby deleted and the following information is inserted in its place:

INDEPENDENT TRUSTEES

Name, Address, and Age*	Position withthe Portfolio	Term of Office and Length of Time Served	Principal Occupation(s)During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee(1)	Other Trusteeships Held By Trustee
Mary K. Anstine (69)	Trustee	Since November 30, 2006.	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	26	Ms. Anstine is a Trustee of ALPS ETF Trust (11 funds); ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (11 funds); Reaves Utility Income Fund; and the Westcore Trust (12 funds).
Jeremy W. Deems (33)	Trustee	Since September 8, 2010.	Mr. Deems is Partner, CFO and COO of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	26	Mr. Deems is a Trustee of ALPS ETF Trust (11 funds); ALPS Variable Insurance Trust (1 fund); and Financial Investors Trust (11 funds).
David Swanson (53)	Trustee	Since November 30, 2006.	Mr. Swanson is a Principal Owner of SwanDog Marketing since February 2006.Mr. Swanson was alsoExecutive Vice-President of Calamos Investments from April 2004 to March 2006, Chief Operating Officer ofVan Kampen Investments from October 2002 to April 2004, and Managing Director of Morgan Stanley from February 2000 to April 2004.	5	None

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

INTERESTED TRUSTEES

Name, Address, and Age*	Position withthe Portfolio	Term of Office and Length ofTime Served	Principal Occupation(s) During last 5 years	Number of Portfolios in Portfolio Complex Overseen by Trustee(1)	Other Trusteeships Held by Trustee
Thomas A. Carter (44)	Trustee, Chairman and President	Since March 10, 2009	Mr. Carter joined ALPS Fund Services, inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. and Director of ALPS and ALPS Holdings, Inc. Because of his position with ALPS, ADI and AAI, Mr. Carter is deemed an affiliate of the Trust as defined under the Investment Company Act of 1940.	16	Mr. Carter is a Trustee of ALPS ETF Trust (11 Funds).
Scott Wensel (48)	Trustee	Since November 30, 2006	Mr. Wentsel is Senior Portfolio Manager for Ibbotson Associates, Inc. since April 2005. Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	5	None

* The address of each Trustee is 1290 Broadway, Suite 1100, Denver, CO 80203.

(1) The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. (or any affiliate) or Ibbotson Associates, Inc. (or any affiliate) provides investment advisory services.

The following information amends the information found in the section entitled “Additional Information About the Trustees’ Qualifications and Experience” on page 19.

The biographical information about Mr. Linnehan is hereby deleted and the following information about Mr. Deems is inserted in its place:

Jeremy W. Deems

In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Chief Financial Officer and Chief Operating Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was nominated to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

The following information amends the information found in the Standing Board Committees section on page 20.

Members of the Audit Committee are currently Messrs. Deems (Chairperson) and Swanson, and Ms. Anstine.

Members of the Nominating and Corporate Governance Committee are currently Ms. Anstine (Chairperson) and Messrs. Deems and Swanson.